UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2010

Flagstone Reinsurance Holdings, S.A.
(Exact name of registrant as specified in its charter)

Luxembourg		98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37 Val St André
L-1128
Luxembourg, Grand Duchy of Luxembourg
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:  +352 273 515 30

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

On May 14, 2010, Flagstone Reinsurance Holdings Limited, the predecessor to Flagstone Reinsurance Holdings, S.A. (the “Company”), held its 2010 Annual General Meeting of Shareholders.  A quorum was present as required under the Company’s bye-laws as then in effect, and the proposals described in Amendment No. 2 to the Company’s registration statement on Form S-4 filed with the Securities and Exchange Commission on April 9, 2010, were approved, including the election of David Brown, Stephen Coley, Dr. Anthony Knap, Ph.D, and Peter F. Watson as directors, the approval of the change of the Company’s jurisdiction of incorporation from Bermuda to Luxembourg (the “Redomestication”), certain changes to the Company’s organizational documents to facilitate the Redomestication and a number of organizational matters required under Luxembourg law. The final results of the proposals are as follows:

1. The election of four (4) Class C directors to hold office until the Company’s 2013 Annual General Meeting of Shareholders or until their respective successors have been duly elected or appointed:

Nominees	For	Abstain	Broker Non-Vote

David Brown	57,395,894	76,557	2,294,843

Stephen Coley	55,652,326	1,820,125	2,294,843

Dr. Anthony Knap, Ph.D	55,048,991	2,423,460	2,294,843

Peter F. Watson	57,382,074	90,377	2,294,843

2. To approve the appointment of Deloitte & Touche to serve as the Company’s independent auditor for fiscal year 2010 and until the Company’s 2011 Annual General Meeting of Shareholders and to refer the determination of the auditor’s remuneration to the Company’s Board of Directors:

For	Against	Abstain	Broker Non-Vote

59,673,198	84,061	10,035	0

3. To approve amendments to the Performance Share Unit Plan of the Company:

For	Against	Abstain	Broker Non-Vote

56,205,652	947,273	319,526	2,294,843

4-5. To approve the Redomestication and the change of the Company’s corporate name to Flagstone Reinsurance Holdings, S.A.:

For	Against	Abstain	Broker Non-Vote

57,009,218	452,358	10,875	2,294,843

6. To approve the Company’s corporate purpose:

For	Against	Abstain	Broker Non-Vote

57,008,218	452,358	11,875	2,294,843

7-9. To approve the fixing of the Company’s registered office in Luxembourg, the Company’s Luxembourg articles of incorporation and the Company’s issued share capital:

For	Against	Abstain	Broker Non-Vote

57,009,218	452,358	10,875	2,294,843

10. To approve the Company’s authorized share capital:

For	Against	Abstain	Broker Non-Vote

56,993,918	467,658	10,875	2,294,843

11. To waive any preferential or pre-emptive subscription rights under Luxembourg Law:

For	Against	Abstain	Broker Non-Vote

51,041,261	6,420,315	10,875	2,294,843

12-13. To allow the Company and its subsidiaries to acquire and own shares of the Company, and to approve the Company’s fiscal year:

For	Against	Abstain	Broker Non-Vote

57,009,218	452,358	10,875	2,294,843

14. To approve the date and time for the Company’s future Annual General Meetings of Shareholders:

For	Against	Abstain	Broker Non-Vote

57,009,268	452,308	10,875	2,294,843

15. To confirm the appointment of the Company’s directors:

For	Against	Abstain	Broker Non-Vote

56,997,758	460,818	13,875	2,294,843

16. To confirm the Company’s independent auditor:

For	Against	Abstain	Broker Non-Vote

56,999,818	458,758	13,875	2,294,843

17. To confirm the Company’s statutory auditor:

For	Against	Abstain	Broker Non-Vote

56,999,318	459,258	13,875	2,294,843

18. To acknowledge the independent auditor’s report for the Company:

For	Against	Abstain	Broker Non-Vote

54,767,733	450,358	2,254,360	2,294,843

19. If there are insufficient votes to approve the Redomestication, to approve the adjournment of the meeting:

For	Against	Abstain	Broker Non-Vote

58,179,151	1,568,138	20,005	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

	By:	/s/ William F. Fawcett
Name: William F. Fawcett
Title: General Counsel
Date: May 20, 2010